                                                                    Exhibit 99.5

                           Boston Life Sciences, Inc.
                         20 Newbury Street, 5/th/ Floor
                           Boston, Massachusetts 02116
                              (617) 425-0200 phone
                            (617) 425-0996 facsimile

March 12, 2003

Mr. Robert L. Gipson
c/o Ingalls & Snyder, L.L.C.
61 Broadway, 31/st/ Floor
New York, NY 10006

Dear Bob:

         Reference is made to the Common Stock Purchase Agreement (the "Purchase Agreement"), dated as of March 4, 2003, by and among Boston Life Sciences, Inc. (the "Company"), and each of the purchasers thereunder. Terms used but not otherwise defined in this letter agreement will have the meanings ascribed to such terms in the Purchase Agreement.

         As a condition to the transactions contemplated by the Purchase Agreement, this letter will confirm our agreement that, notwithstanding anything to the contrary in the terms of Warrant No. BLSI - 2002 - 54 issued by the Company exercisable for 1,000,000 shares of the Company's Common Stock (the "Warrant"), which Warrant is held by you as of the date hereof, from and after any exercise of all or any portion of the Warrant prior to June 1, 2005 into shares of the Company's Common Stock ("Underlying Shares"), you shall not (a) vote such Underlying Shares (including by execution of any written consent in lieu of a meeting of holders of securities of the Company or any class thereof),
(b) deposit any such Underlying Shares in a voting trust, or subject such Underlying Shares to any other arrangement or agreement with respect to voting, or (c) communicate with or seek to advise or influence any other person with respect to the solicitation or voting of such Underlying Shares in opposition to any matter that has been recommended by the Board of Directors of the Company or in favor of any matter that has not been approved by the Board of Directors of the Company, including without limitation with respect to the election of directors of the Company.

         This letter constitutes the entire agreement among you and the Company and/or any of our respective affiliates, and supersedes all prior communications, agreements and understandings, written or oral, with respect to the matters set forth herein. This letter may be signed in counterparts, all of which shall constitute the same agreement and shall be governed by the domestic substantive laws of the State of New York. This letter shall bind and inure to the benefit of the parties and their respective successors and assigns; provided that this letter shall not bind any transferee of the Warrant or Underlying Shares, except for any transferee who controls, is controlled by, or is under common control with you or Ingalls & Snyder Value Partners, L.P.

Mr. Robert L. Gipson
March 12, 2003 - Page 2 of 2

         If the foregoing is in accordance with your understanding, please sign this letter in the space indicated below.

                                      Very truly yours,

                                      Boston Life Sciences, Inc.

                                      By: /s/ Robert J. Rosenthal
                                          ------------------------
                                          Name: Robert J. Rosenthal
                                          Title: President

Accepted and agreed to as of
the date first above written:

/s/ Robert L. Gipson
---------------------
Robert L. Gipson

                           Boston Life Sciences, Inc.
                         20 Newbury Street, 5/th/ Floor
                           Boston, Massachusetts 02116
                              (617) 425-0200 phone
                            (617) 425-0996 facsimile

March 12, 2003

Ingalls & Snyder Value Partners, L.P.
61 Broadway
New York, NY 10006
Attention: Robert L. Gipson, General Partner

Dear Bob:

         Reference is made to the Common Stock Purchase Agreement (the "Purchase Agreement"), dated as of March 4, 2003, by and among Boston Life Sciences, Inc. (the "Company"), and each of the purchasers thereunder. Terms used but not otherwise defined in this letter agreement will have the meanings ascribed to such terms in the Purchase Agreement.

         As a condition to the transactions contemplated by the Purchase Agreement, this letter will confirm our agreement with Ingalls & Snyder Value Partners, L.P. ("ISVP") that, notwithstanding anything to the contrary in the terms of the 10% Convertible Senior Secured Promissory Notes, dated July 25, 2002 in the original aggregate principal amount of $4,000,000 and dated December 1, 2002 in the original aggregate principal amount of $143,333, and any additional notes which may be issued pursuant thereto in the future (collectively, the "Notes") and notwithstanding anything to the contrary in the terms of Warrant No. BLSI-2002-50 issued by the Company exercisable for 500,000 shares of the Company's Common Stock (the "Warrant"), which Notes and Warrants are held as of the date hereof by ISVP, from and after any conversion of all or any portion of the Notes or exercise of all or any portion of the Warrant, in each case prior to June 1, 2005, into shares of the Company's Common Stock ("Underlying Shares"), ISVP shall not (a) vote such Underlying Shares (including by execution of any written consent in lieu of a meeting of holders of securities of the Company or any class thereof), (b) deposit any such Underlying Shares in a voting trust, or subject such Underlying Shares to any other arrangement or agreement with respect to voting, or (c) communicate with or seek to advise or influence any other person with respect to the solicitation or voting of such Underlying Shares in opposition to any matter that has been recommended by the Board of Directors of the Company or in favor of any matter that has not been approved by the Board of Directors of the Company, including without limitation with respect to the election of directors of the Company.

         For the avoidance of doubt, it is also agreed that, in the event that ISVP distributes or otherwise transfers any Notes or Warrants or any Underlying Shares to its limited partners, this foregoing shall not be construed to prevent the general partners of ISVP who own shares of Common Stock of the Company in their individual capacities ("Personal Shares") from

Ingalls & Snyder Value Partners, L.P.
March 12, 2003 - Page 2 of 3

responding to unsolicited questions from such limited partners as to their intentions with respect to the voting of such Personal Shares.

         This letter also will confirm that, in its capacity as the Majority Note Holders (as defined in the Notes), ISVP consents to the transactions contemplated by the Purchase Agreement for all purposes under the Notes.

         This letter constitutes the entire agreement among ISVP and the Company and/or any of our respective affiliates, and supersedes all prior communications, agreements and understandings, written or oral, with respect to the matters set forth herein. This letter may be signed in counterparts, all of which shall constitute the same agreement and shall be governed by the domestic substantive laws of the State of New York. This letter shall bind and inure to the benefit of the parties and their respective successors and assigns; provided that this letter shall not bind any transferee of the Notes, Warrant or Underlying Shares, except for any transferee who controls, is controlled by, or is under common control with ISVP or Robert L. Gipson.

         [The remainder of this page has been intentionally left blank.]

Ingalls & Snyder Value Partners, L.P.
March 12, 2003 - Page 3 of 3

         If the foregoing is in accordance with your understanding, please sign this letter in the space indicated below.

                                        Very truly yours,

                                        Boston Life Sciences, Inc.

                                        By: /s/ Robert J. Rosenthal
                                            --------------------------
                                            Name: Robert J. Rosenthal
                                            Title: President

Accepted and agreed to as of
the date first above written:

Ingalls & Snyder Value Partners, L.P.

By: /s/ Robert L. Gipson
    --------------------
    Name: Robert L. Gipson
    Title: General Partner